Expense Example, No Redemption (Vanguard Total International Stock Index Fund Retail)	Vanguard Total International Stock Index Fund Vanguard Total International Stock Index Fund - Investor Shares 11/1/2013 - 10/31/2014 USD ($)	Vanguard Total International Stock Index Fund Vanguard Total International Stock Index Fund - Admiral Shares 11/1/2013 - 10/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	23	14
3 YEAR	71	45
5 YEAR	124	79
10 YEAR	280	179